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                                                                    Exhibit 10.2


                            2004 STOCK INCENTIVE PLAN

Section 1. PURPOSE OF THE PLAN

            The purpose of the 2004 Stock Incentive Plan (the "Plan") is to further the interests of Inhibitex, Inc. (the "Company") and its stockholders by providing long-term performance incentives to those employees, Non-Employee Directors, contractors and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

Section 2. DEFINITIONS

            For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Award" means any Option, SAR, Restricted Stock, Dividend Right, Deferred Stock Unit and other Stock-Based Awards, or other cash payments granted to a Participant under the Plan.

      (b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

      (c) "Cause" shall have the meaning given such term in the Award Agreement, or if not defined in the Participant's Award Agreement, as defined in the employment agreement between the Participant and the Company or any Subsidiary, but if there is no employment agreement, "Cause" shall mean: (i) an act of dishonesty causing harm to the Company or any Subsidiary; (ii) the knowing disclosure of confidential information relating to the Company's or any Subsidiary's business; (iii) impairment in the Participant's ability to perform the duties assigned to the Participant due to habitual drunkenness or narcotic drug addiction; (iv) conviction of, or a plea of nolo contendere with respect to, a felony; (v) the willful refusal to perform, or the gross neglect of, the duties assigned to the Participant; (vi) the Participant's willful breach of any law that, directly or indirectly, affects the Company or any Subsidiary; (vii) the Participant's material breach of his or her duties following a Change of Control that do not differ in any material respect from the Participant's duties and responsibilities during the 90-day period immediately prior to such Change of Control (other than as a result of incapacity due to physical or mental illness), which is demonstrably willful and deliberate on the Participant's part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period after receipt of written notice from the Company or any Subsidiary specifying such breach. If "Cause" is defined in both an employment agreement and an Award Agreement, the meaning thereof in the Award Agreement shall control, unless the Committee otherwise determines at the time the Award is granted.

      (d) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who
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constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, or (y) a person who acquires such securities directly from the Company in a privately-negotiated transaction, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 35% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

                  Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (f) "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the date which is twenty-four months prior to the date of determination or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

      (g) "Deferred Stock Unit" means an Award that shall be valued in reference to the market value of a share of Stock (plus any distributions on such Stock that shall be deemed to be re-invested when made) and may be payable in cash or Stock at a specified date as elected by a Participant.

      (h) "Director Cause" shall mean (i) a final conviction of a felony involving moral turpitude or (ii) willful misconduct that is materially and demonstrably injurious economically to the Corporation.

      (i) "Dividend Rights" means the right to receive in cash or shares of Stock, or have credited to an account maintained under the Plan for later payment in cash or shares of Stock, an amount equal to the dividends paid with respect to a specified number of shares of Stock (other than a Stock dividend that results in adjustments pursuant to Section 8(a)).


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      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (k) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the average, weighted inversely by the number of days from the relevant date, of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

      (l) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

      (m) "Non-Employee Director" means a member of the Board of Directors of the Company who is not an employee of the Company.

      (n) "Option" means a right granted to a Participant pursuant to Sections 6(b) or 6(c) to purchase Stock at a specified price during specified time periods. An Option granted to a Participant pursuant to Section 6(b) may be either an ISO or a nonstatutory Option (an Option not designated as an ISO), but an Option granted pursuant to Section 6(c) may not be an ISO.

      (o) "Participant" shall have the meaning specified in Section 3 hereof.

      (p) "Performance Goal" means a goal, expressed in terms such as profits or revenue targets on an absolute or per share basis (including, but not limited to, EBIT, EBITDA, operating income, EPS), market share targets, profitability targets as measured through return ratios, stockholder returns, qualitative milestones, or any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division, or department.

      (q) "Performance Cycle" means the period selected by the Committee during which the performance of the Company or any Subsidiary, or any department thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

      (r) "Prior Plans" means the Inhibitex, Inc. Amended and Restated 1998 Equity Ownership Plan and the Inhibitex, Inc. 2002 Non-Employee Directors Stock Option Plan.

      (s) "Restricted Stock" means Stock awarded to a Participant pursuant to
Section 6(e) that may be subject to certain restrictions and to a risk of forfeiture.

      (t) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect from time to time.


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      (u) "SAR" or "Stock Appreciation Right" means the right granted to a
Participant pursuant to Section 6(f) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

      (v) "Stock" means the common stock, $0.001 par value, of the Company.

      (w) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to, the market value of Stock, including but not limited to any Option, SAR, Restricted Stock or Stock granted as a bonus or Awards in lieu of cash obligations.

      (x) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

Section 3. ADMINISTRATION OF THE PLAN

            The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their employees, Participants, consultants, contractors, persons claiming rights from or through Participants and stockholders of the Company.

            Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the employees, Non-Employee Directors, contractors and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to executive officers of the Company the authority, subject to such terms as the Committee shall determine, to exercise such authority and perform such functions, including, without limitation, the selection of Participants and the grant of Awards, as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law; provided, however, that the Committee may not delegate the authority to grant Awards, perform such functions or make any determination affecting or relating to the executive officers of the Company.


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Section 4. PARTICIPATION IN THE PLAN

            Participants in the Plan shall be employees, Non-Employee Directors, contractors and consultants of the Company and its Subsidiaries; provided, however, that only persons who are key employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as ISOs.

Section 5. PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN


      (a) Subject to the provisions of Section 8 hereof, the aggregate number of shares of Stock available for issuance as Awards under the Plan shall not exceed 2,490,837 shares, increased for shares of Stock that are represented by awards outstanding under the Prior Plans that are subsequently forfeited, canceled or expire unexercised under the Prior Plans.


      (b) No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the exercise price on any Option or if any shares payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of shares tendered or retained shall again be available for Awards under the Plan. Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards to grant future awards as a commitment of the Company or any Subsidiary in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

      (c) Subject to the provisions of Section 8(a) hereof, the following additional maximums are imposed under the Plan with respect to each fiscal year of the Company. Following the date that the exemption from the application of
Section 162(m) of the Code as described in Treas. Reg. Section 162-27(f) (or any other Regulation having similar effect) ceases to apply to Awards, (i) the maximum number of shares of Stock that may be granted as Awards to any Participant shall not exceed, in the case of Awards of Options or SARs, 1,000,000 shares of Stock and in the case of any other Stock-Based Awards, 1,000,000 shares of Stock, (ii) the maximum amount of cash or cash payments that may be granted as Awards to any Participant, shall not exceed $2,000,000, and
(iii) the maximum number of Dividend Rights that may be granted as Awards to any Participant, shall not exceed Dividend Rights with respect to more than 1,000,000 shares of Stock.


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Section 6. AWARDS

      (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

      (b) Options. The Committee may grant Options to Participants on the following terms and conditions:

            (i) The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but in the case of ISOs the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

            (ii) The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price for an Option shall be paid in cash, by the surrender at Fair Market Value of Stock, by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), the means or methods of payment, including by "attestation" and through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option.

            (iii) The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

      (c) Director Options.

            (i) Each person who is elected for the first time to be a Non-Employee Director by the Board of Directors of the Company or by the stockholders of the Company shall receive, on the day after the date of his or her initial election, an automatic grant of an Option to purchase 20,000 shares of Stock. The date on which an Option is granted under this Section and Section 6(c)(ii) to a specified Non-Employee Director shall constitute the date of grant of such Option (the "Date of Grant").

            (ii) Each Non-Employee Director shall also receive an automatic annual grant of an Option to purchase 6,000 shares of Stock on February 1 of


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                  each year. The first annual Option grant shall be pro-rated from the date of commencement of such service for any director who commences serving as such on a day other than February 1st of the prior year. The Options granted pursuant to Section 6(c)(i) and this Section 6(c)(ii) shall be referred to herein as "Director Options."

            (iii) The exercise price per share of all Director Options shall be the Fair Market Value per share of Stock on the Date of Grant. Each Director Option, to the extent vested, may be exercised in whole or in part, the exercise price may be paid in cash or by the surrender at Fair Market Value of Stock (either actually, by attestation or otherwise), or by any combination of cash and shares of Stock, and shall be subject to such other terms and provisions as the Committee shall determine.

            (iv) Director Options shall vest as provided in an Award Agreement, provided that (a) Options granted pursuant to Section 6(c)(ii) shall vest in full on the first anniversary of the Date of Grant and (b) in no event shall Options granted pursuant to
                  Section 6(c)(i) vest over a period of more than three (3) years after the Date of Grant or at a rate slower than 33% for each completed year after the Date of Grant.

            (v) Except as set forth below and as provided in Section 7(h), if a Non-Employee Director shall voluntarily or involuntarily cease to serve as a director of the Company or if a Non-Employee Director's service shall terminate on account of death or disability, the unvested Director Options of such Non-Employee Director shall terminate immediately and the vested Director Options of such Non-Employee Director shall terminate one year following the first day that the Non-Employee Director is no longer such a director; provided that if such Non-Employee Director is removed for Cause, the Director Options shall terminate immediately. In no event may the Non-Employee Director, or his or her guardian, conservator, executor or administrator, as the case may be, exercise a Director Option of such Non-Employee Director after the end of the original term of such option.

      (d) Deferred Stock Units. The Committee is authorized to award Deferred Stock Units to Participants in lieu of payment of a bonus or a Stock-Based Award or cash payment granted under the Plan if so elected by a Participant under such terms and conditions as the Committee shall determine. Settlement of any Deferred Stock Units shall be made in cash or shares of Stock.

      (e) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i) Restricted Stock awarded to a Participant shall be subject to a "substantial risk of forfeiture" within the meaning of
                  Section 83 of the Code, and such restrictions on transferability and other restrictions and


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                  Performance Goals for such periods as the Committee may
                  establish. Additionally, the Committee shall establish at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

            (ii) Restricted Stock shall be forfeitable to the Company by the Participant upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse, or may remove any Performance Goal requirement upon the death, disability, retirement or otherwise of a Participant, whenever the Committee determines that such action is in the best interests of the Company.

            (iii) Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

            (iv) Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

      (f) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

            (i) A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

            (ii) The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

      (g) Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants cash payments, whether awarded separately or as a


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supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

      (h) Dividend Rights. The Committee is authorized to grant Dividend Rights to Participants on the following terms and conditions:

            (i) Dividend Rights may be granted either separately or in tandem with any other Award. If any Dividend Rights are granted in tandem with any other Award, such Dividend Rights shall lapse, expire or be forfeited simultaneously with the lapse, expiration, forfeiture, payment or exercise of the Award to which the Dividend Rights are tandemed. If Dividend Rights are granted separately, such Dividend Rights shall lapse, expire or be terminated at such times or under such conditions as the Committee shall establish.

            (ii) The Committee may provide that the dividends attributable to Dividend Rights may be paid currently or the amount thereof may be credited to a Participant's Plan account. The dividends credited to a Participant's account may be credited with interest, or treated as used to purchase at Fair Market Value Stock or other property in accordance with such methods or procedures as the Committee shall determine and shall be set forth in the Award Agreement evidencing such Dividend Rights. Any crediting of Dividends Rights may be subject to restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Stock or Stock equivalents. The Committee may provide that the payment of any Dividend Rights shall be made, or once made, may be forfeited under such conditions as the Committee, in its sole discretion, may determine.

      (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards, in addition to those provided in Sections 6(b), (c), (d),
(e) and (f) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

Section 7. ADDITIONAL PROVISIONS APPLICABLE TO AWARDS

      (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the


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grant of the new Award. Awards granted in addition to, or in tandem with other
Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR or the purchase price of any Award conferring a right to purchase Stock:

            (i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

            (ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

      (b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

      (c) Performance Goals. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee.

      (d) Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option (other than a Director Option), SAR or Dividend Right exceed a period of ten years from the date of its grant; provided that in the case of any ISO, the term of the Option shall be such shorter period as may be applicable under Section 422 of the Code and in the case of any Director Option, the term of the Option shall not exceed six years from the Date of Grant.

      (e) Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, or on a deferred basis. The Committee may, whether at the time of grant or at any time thereafter prior to payment or settlement, permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer receipt of all or any portion of any payment of cash or Stock that would otherwise be due to such Participant in payment or settlement of an Award under the Plan. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of Dividend Rights in respect of deferred amounts credited in Stock equivalents.) The Committee, in its discretion, may accelerate any payment or transfer upon a change of control as defined by the Committee. The


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Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

      (f) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, including but not limited to the Sarbanes-Oxley Act of 2002, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

      (g) Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, and shall be conditional upon the achievement of Performance Goals that have been established by the Committee in writing not later than the earlier of (i) 90 days after the beginning of the Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed. Before any compensation pursuant to a Performance-Based Award (other than Options and SARs granted at not less than Fair Market Value) is paid, the Committee shall certify in writing that the Performance Goals applicable to the Performance-Based Award were in fact satisfied.

      (h) Change of Control. In the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall vest as provided in the Award Agreement. If an Award to any employee is assumed or replaced by an acquiring company and the employment of the Participant with the acquiring company is terminated or terminates for any reason other than Cause within 18 months of the date of the Change of Control, then the assumed or replaced Awards that are outstanding on the day prior to the day the Participant's employment terminates or is terminated shall become vested in the Participant or free of any restrictions as provided in the Award Agreement.

Section 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      (a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards,
(iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or that would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

      (b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of the Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Section 9. GENERAL PROVISIONS

      (a) Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

            The foregoing notwithstanding, any Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

      (b) No Right to Award or Employment. Except as provided in Section 6(c), no employee, Non-Employee Director, contractor or consultant or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary or be viewed as requiring the Company or Subsidiary to continue the services of any contractor or consultant for any period.

      (c) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. Withholding of taxes in the form of shares of Stock from the profit attributable to the exercise of any Option shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

      (d) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

      (e) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

      (f) Securities Law Requirements.

            (i) No Award granted hereunder shall be exercisable if the Company shall at any time determine that (a) the listing upon any securities exchange, registration or qualification under any state or federal law of any Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (a) or clause (b) above, the exercisability of such Awards shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when exercisability has been suspended.

            (ii) The Committee may require, as a condition to the right to exercise any Award that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

      (g) Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on December 31, 2013, and no Options under the Plan shall thereafter be granted.

      (h) Prior Plan Name. This Plan was previously referred to as the 2002 Inhibitex, Inc. Stock Incentive Plan before its amendment and restatement.

      (i) Fractional Shares. The Company will not be required to issue any fractional common shares pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

      (j) Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

      (k) Adoption of the Plan and Effective Date. The Plan shall be adopted by the Board of Directors of the Company and shall be effective as of such date.

                         EMPLOYEE STOCK OPTION AGREEMENT

            EMPLOYEE STOCK OPTION AGREEMENT, dated as of [DATE OF GRANT], 20__ (this "Agreement"), by and between INHIBITEX, INC., a Delaware corporation (the "Company"), and ___________ (the "Optionee").

                                R E C I T A L S :

            WHEREAS, the Company has adopted the 2004 Inhibitex, Inc. Stock Incentive Plan (the "Plan") to provide long-term performance incentives to those employees, contractors and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries; and

            WHEREAS, the Company desires to grant to the Optionee an option (the "Option") to purchase a number of shares of the common stock, $0.001 par value, of the Company (the "Stock") pursuant to the Plan and on the terms and conditions set forth herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

            Section 1. Grant of Option. The Company hereby grants to the Optionee, pursuant to the Plan and on the terms and conditions set forth herein, an Option to purchase that number of shares of Stock and at the exercise price as set forth on Schedule A hereto.

            (a) The Option hereby granted shall vest in installments as provided on Schedule A. Notwithstanding the foregoing, in the event of a Change of Control, if the Optionee has been employed by the Company:

                  (i) For less than six (6) months on the date of the Change of Control, the Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to twenty-five percent (25%) of the number of outstanding and unvested shares subject to the Option.

                  (ii) For six (6) months or more but less than twelve (12) months, the Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to fifty percent (50%) of the number of outstanding and unvested shares subject to the Option.

                  (iii) For twelve (12) months or more but less than twenty-four
(24) months, the Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to seventy-five percent (75%) of the number of outstanding and unvested shares subject to the Option.

                  (iv) For twenty-four (24) months or more, the Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to one-hundred percent

(100%) of the number of outstanding and unvested shares subject to the Option.

            (b) Any shares of Stock subject to the Option that remain unvested after a Change of Control shall vest in installments as provided on Schedule A, except that "the number of shares subject to the Option" shall be the number of shares of Stock subject to the Option that remain outstanding and unvested after the Change of Control, if any.

            (c) If so designated on Schedule A hereto, this Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code.

            Section 2. Term of Option. Unless earlier terminated pursuant to the other provisions herein, the Option hereby granted shall terminate at the close of business on the date six (6) years from the date of this Agreement (the "Expiration Date").

            (a) In addition, at the close of business on the date the Optionee's employment with the Company or any Subsidiary terminates for any reason whatsoever (including, without limitation, by reason of death, Disability or Retirement) the Option shall terminate as to that number of shares of Stock as to which the Option is not vested on that date.

            (b) If the Optionee's employment is terminated for Cause, the unexercised portion of the Option will terminate immediately upon the Optionee's termination of employment.

            (c) If the Optionee's employment with the Company or any Subsidiary terminates for any reason other than Cause, death, Disability or Retirement, then the Option may be exercised as to the extent vested on the date of the Optionee's termination of employment at any time prior to the earlier of the Expiration Date and three (3) months after the date of the Optionee's termination of employment, and any part of the Option which is not so exercised within such period shall thereupon terminate.

            (d) If the Optionee's employment with the Company or any Subsidiary terminates by reason of his or her death or Disability, then the Option may be exercised as to that number of whole shares of Stock as to which the Option is vested on the date of the Optionee's death or Disability at any time prior to the earlier of the Expiration Date and twelve (12) months after the date of the Optionee's death or Disability, and any part of the Option which is not so exercised within such period shall thereupon terminate.

            (e) If the Optionee's employment with the Company or any Subsidiary terminates by reason of his or her Retirement, the Option may be exercised as to that number of whole shares of Stock as to which the Option is vested on the date of the Optionee's termination of employment at any time prior to the earlier of the Expiration Date and twenty-four (24) months after the date of the Optionee's Retirement, and any part of the Option which is not so exercised within such period shall thereupon terminate.

            (f) For all purposes of this Agreement, the Optionee's employment with the Company or any Subsidiary shall terminate at the time when the employment relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, which time shall be conclusively determined from the records of the Company and its Subsidiaries. No termination of employment shall be deemed to occur (i) when there is a simultaneous reemployment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, when the severance of employment is temporary or pursuant to a leave of absence granted by the Company, and (iii) at the discretion of the Committee, when the termination is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the Optionee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of employment, including, but not by way of limitation, the question of whether a termination of employment resulted from a discharge for Cause.

            (g) For purposes of this Agreement, "Retirement" shall mean the cessation of employment with the Company after an Optionee has attained age fifty-nine and one-half (59 -1/2) and completed five (5) or more consecutive years of service with the Company or any Subsidiary.

            (h) For purposes of this Agreement, "Disability" shall mean "disability" as defined in any employment agreement between the Optionee and the Company or any Subsidiary, or if not defined therein or if there is no such agreement, as defined in the Company's long-term disability plan.

            Section 3. Manner of Exercise.

            (a) To exercise the Option, the Optionee shall provide written notice of such exercise in the form provided in Annex 1 hereto to the Secretary of the Company at the Company's then principal office. The notice shall specify the number of shares of Stock for which the Option is being exercised and shall be accompanied by a payment to the Company in cash or Stock or any combination thereof equal to the product of (i) the exercise price and (ii) the number of shares of Stock to be purchased at that time, plus the amount of the withholding taxes estimated in accordance with Section 6 to be due upon the purchase of such number of shares of Stock, unless the Committee shall have consented to the making of other arrangements with the Optionee.

            (b) Delivery of the notice of exercise shall constitute an irrevocable election to purchase the Stock specified in the notice, and the date on which the Company receives the notice accompanied by payment in full of the exercise price for the Stock covered by the notice and the applicable withholding taxes shall be the date as of which the Stock so purchased shall be deemed to have been issued.

            (c) An Optionee may use other Stock that the Optionee has owned for at least six (6) months as payment of all or any part of the exercise price, which Stock will be valued at its Fair Market Value as of the date of exercise.

            (d) To exercise the Option upon the Optionee's death, the persons who acquire the right to exercise the Option must prove to the Committee's satisfaction that they have duly acquired the Option and that they have paid (or have provided for payment of) any taxes, such as estate, transfer, inheritance or death taxes, payable with respect to the Option or to the Stock to which it relates.

            Section 4. Transferability. If the Option hereby granted is designated on Schedule A as an "Incentive Stock Option," the Option may only be transferred by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee. If this Option is designated on Schedule A as a "Non-Qualified Stock Option," the Option may be transferred, without consideration, to immediate family members (i.e., children, grandchildren or spouse) of the Optionee, to trusts for the benefit of immediate family members of the Optionee and to partnerships in which the only partners are immediate family members of the Optionee (collectively referred to as "Immediate Family Members"); provided that, prior to any such transfer, the Immediate Family Members enter into an agreement with the Company (in form and substance satisfactory to the Company) agreeing to be bound by the provisions of
Section 5 of this Agreement. Except as permitted by the preceding sentence, this Option may only be transferred by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

            Section 5. Right of First Refusal. Before any Stock acquired pursuant to the exercise of this Option and held by the Optionee or any transferee (either being sometimes referred to as the "Holder") may be sold or otherwise transferred (including by gift or by operation of law), the Company shall have a right of first refusal to purchase the Stock on the terms and conditions set forth below (the "Right of First Refusal"). The certificate representing such acquired Stock shall contain a legend or notation indicating that the Stock is subject to the Right of First Refusal.

            (a) The Holder of the Stock shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Stock; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of shares of Stock to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Stock (the "Offered Price"), and the Holder shall offer the Stock at the Offered Price to the Company.

            (b) At any time within thirty (30) days after receipt of the Notice, the Company may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the shares of Stock proposed to be transferred to any one or more of the Proposed Transferees, at the Offered Price; provided, however, that if the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

            (c) The Offered Price shall be payable on the terms established by the Board of Directors of the Company and, at the option of the Company, the Offered Price may be payable in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company, or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

            (d) If all of the shares of Stock proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company as provided in this Section 5, then the Holder may sell or otherwise transfer such shares of Stock to such Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the shares of Stock in the hands of such Proposed Transferee. If the shares of Stock described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal before any shares of Stock held by the Holder may be sold or otherwise transferred.

            (e) The Right of First Refusal shall not be applicable to a transfer of Stock to an Immediate Family Member(s); provided, that, prior to any such transfer, the Immediate Family Member(s) enters into an agreement with the Company (in form and substance satisfactory to the Company) agreeing to be bound by the provisions of this Section 5. The Right of First Refusal shall terminate as to any shares of Stock upon the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

            Section 6. Withholding Taxes.

            (a) At the time of the exercise of all or any part of this Option, the Optionee shall pay to the Company (or otherwise make arrangements satisfactory to the Committee for the payment of) the amount of the Federal, state and local and foreign income and employment taxes required, in the Company's sole judgment, to be collected or withheld with respect to the exercise of the Option. Such amount shall be paid to the Company in cash or by the surrender of that number of whole shares of Stock with a Fair Market Value (valued on the date of exercise) as shall be equal to, but does not exceed, the minimum statutory amounts required to be collected or withheld by the Company with respect to the exercise of the Option.

            (b) If the Option herein granted is designated as an Incentive Stock Option, then the Optionee agrees that at the time of any "disqualifying disposition" (as defined in Prop. Treas. Reg. Section 1.422A-1(b)(1)) of the Stock acquired upon exercise of this Option on or after January 1, 2003, the Optionee shall pay to the Company (or otherwise make arrangements satisfactory to the Committee for the payment of) the amount of the Federal, state and local and foreign income and employment taxes required, in the Company's sole judgment, to be collected or withheld with respect to the disqualifying disposition of the Stock acquired upon exercise of the Option. Such amount shall be paid to the Company in cash or by the surrender of that number of whole shares of Stock with a Fair Market Value (valued on the date of exercise) as shall be equal to, but does not exceed, the minimum statutory amounts required to be collected or withheld by the Company with respect to the exercise of the Option.

            Section 7. Lock-Up Period. The Optionee agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any shares of Stock or other securities of the Company during a period of up to 180 days (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

            Section 8. Rights in Stock Before Issuance and Delivery. No person shall be entitled to become a stockholder of the Company, unless and until such Stock has been issued (or deemed to have been issued) to such person as fully paid Stock.

            Section 9. No Right to Employment. Nothing contained herein shall be construed to confer on the Optionee any right to continue as an employee of the Company or to derogate from any right of the Company to retire, request the resignation of or discharge the Optionee, or to lay off or require a leave of absence of the Optionee, with or without pay, at any time, with or without Cause.

            Section 10. Qualifications to Exercise. Anything in this Agreement to the contrary notwithstanding, in no event may the Option be exercisable if the Company shall, at any time and in its sole discretion, determine that (a) the listing, registration or qualification of any shares of Stock otherwise deliverable upon such exercise, upon any securities exchange or under any state or federal law, or (b) the consent or approval of any regulatory body, is necessary or desirable in connection with such exercise. In such event, such exercise shall be held in abeyance and shall not be effective unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

            Section 11. Conditions to Transfer. Unless the issuance of the shares of Stock upon the exercise of the Option has been registered under the Securities Act, the Committee may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option representations, warranties and agreements, at the time of any such exercise, to the effect that the shares of Stock are being purchased for investment only and without any present intention to sell or otherwise distribute such shares of Stock and that such shares of Stock will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder. The certificate issued to evidence such shares of Stock shall bear appropriate legends summarizing these restrictions on the disposition thereof and the restriction on transferability contained in Section 5 hereof.

            Section 12. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties hereto with respect to the matters contemplated herein and supersede all prior agreements or understandings among the parties related to such matters.

            Section 13. Binding Effect. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Optionee and his or her assigns, heirs, executors, administrators and legal representatives.

            Section 14. Amendment or Modification; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed on behalf of the Company (as authorized by the Committee) and the Optionee.

            Section 15. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

            Section 16. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meaning ascribed to them in the Plan.

            Section 17. The Plan. The Optionee acknowledges having received a copy of the Plan. The Option herein granted is subject to all of the terms and provisions of the Plan, all of which are hereby incorporated herein by reference. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                    INHIBITEX, INC.


                                    By:    _____________________________________

                                    Title: _____________________________________



                                    OPTIONEE:



                                    ____________________________________________

                                   SCHEDULE A

Name of Optionee:                   ___________________________

Date of Grant:                      _______, 20__

Option Exercise Price:              $_______________ per share

Number of Shares Subject to Option: ____________________________

The Option is designated as an ____ Incentive Stock Option ____ Non-Qualified Stock Option

Vesting Terms:                      On each anniversary date of the grant of
                                    this Option, the Option shall vest as to that number of whole shares (rounding down) as is equal to ____% of the number of shares subject to the Option.

                                         INHIBITEX, INC.

                                         By:    ________________________________

                                         Title: ________________________________

                                     ANNEX 1

                          FORM OF ELECTION TO EXERCISE
                    (To be executed upon exercise of Option).

      The undersigned hereby elects to exercise the right pursuant to the Stock Option Agreement, dated as of ___________, 20__, by and between Inhibitex, Inc. (the "Company") and __________________________, to purchase _____ shares of
Stock, $0.001 par value per share (the "Shares").

Choose one or more of the following options:

_____ (i)    Cash payment for __________ Shares in the amount of $_____________.

_____ (ii)   Payment for __________ Shares by the delivery of a certificate representing _________ shares of Company stock. The undersigned must tender a certificate representing the whole and/or fractional shares of Company stock, owned by the undersigned for at least six
             (6) months, required for payment of the Shares, accompanied by an executed stock power.

_____ (iii)  Payment for __________ Shares through a cashless exercise arrangement. The undersigned's broker must forward the amount of cash necessary to purchase the Shares and pay any withholding taxes described in Section 6 of the Agreement. Such broker will receive the Shares, and will forward the net proceeds of the cashless exercise to the undersigned.

_____ (iv)   Payment for __________ Shares by attestation. The undersigned must provide a notarized statement attesting to the number of shares of Company stock, owned by the undersigned for at least six (6) months, that are intended to serve as payment for the Shares.

The undersigned requests that certificates for the Shares be registered in the name of the undersigned.

Dated: _________, 20__

                                             ________________________
                                             Optionee

                                             ________________________
                                             Social Security Number


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